CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

   Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Travel Services International, Inc. ("TSII") in the Prospectus constituting a part of TSII's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: May 13, 1997

                                         /s/ Robert G. Falcone
                                         -----------------------
                                         Robert G. Falcone

                 CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

   Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Travel Services International, Inc. ("TSII") in the Prospectus constituting a part of TSII's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: May 13, 1997

                                        /s/ Wayne A. Heller
                                        -------------------------
                                        Wayne A. Heller

                 CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

   Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Travel Services International, Inc. ("TSII") in the Prospectus constituting a part of TSII's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: May 9, 1997

                                        /s/ Imad Khalidi
                                        ---------------------
                                        Imad Khalidi

                 CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

   Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Travel Services International, Inc. ("TSII") in the Prospectus constituting a part of TSII's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: May 10, 1997

                                        /s/ Susan Parker
                                        --------------------------
                                        Susan Parker

                 CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

   Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Travel Services International, Inc. ("TSII") in the Prospectus constituting a part of TSII's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: May 13, 1997

                                        /s/ John Przywara
                                        ------------------
                                        John Przywara

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

   Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Travel Services International, Inc. ("TSII") in the Prospectus constituting a part of TSII's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: May 14, 1997

                                                  ______________________________
                                                  Tommasso Zanzotto